UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2023

INDIE SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 608-0854

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 9, 2023, indie Semiconductor, Inc., a Delaware corporation (“indie”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which Gonzaga Merger Sub Inc., a Delaware corporation and indie’s wholly-owned subsidiary (“Merger Sub”), will merge with and into GEO Semiconductor Inc., a Delaware corporation (“GEO”), with GEO surviving as a wholly-owned subsidiary of indie (the “Merger”). The aggregate consideration for the Merger is up to $270 million (the “Purchase Price”), of which $90 million will be payable in cash at closing (the “Cash Consideration”), $90 million will be payable in indie shares of Class A common stock, par value $0.0001 per share (the “Common Stock”) at closing (the “Initial Stock Consideration”), subject to certain holdbacks as described in the Agreement, and up to $90 million will be payable in cash or Common Stock, at indie’s election, with a value collared between $8.50 and $11.50 per share subject to achieving certain GEO-related revenue targets (the “Earnout Consideration” and, together with the Initial Stock Consideration, the “Stock Consideration”) (the Stock Consideration and Cash Consideration are referred to collectively herein as the “Merger Consideration”) during the 18-month post-closing period (the “Earnout Period”). The Purchase Price is subject to working capital and other adjustments as provided in the Agreement.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), other than any shares held in GEO’s treasury, shares held by indie, GEO or their respective subsidiaries, or any shares subject to dissenters’ rights, each outstanding share of GEO capital stock shall be converted automatically into the right to receive: (i) its portion of the Cash Consideration, if any, (ii) its portion of the Initial Stock Consideration, if any, and (iii) its portion of any Earnout Consideration, if any, in each case to be issued with respect to such share to the former holder thereof in accordance with the terms of the Certificate of Incorporation and the Merger Agreement. The outstanding GEO convertible notes will be paid off pursuant to the Merger Agreement and note surrender agreements delivered at or prior to closing.

Pursuant to the Merger Agreement, GEO stock options (“Options”) held by individuals who are Continuing Employees (as defined in the Merger Agreement) shall be terminated, and if any such holder has executed and delivered to indie the applicable equity award termination agreement at or prior to the Closing, each such Option shall be substituted for the right to receive a portion of the Merger Consideration, if any, with respect to each share of Common Stock subject to such Option, net of the exercise price owed under such Option. All other Options shall fully vest and be exercisable for a period of up to three business days prior to the closing, and any outstanding Options at the Effective Time shall be terminated. Each restricted stock unit representing the right to receive one share of Series C Preferred Stock (each an “RSU”) shall be terminated at the Effective Time, and if any holder of RSUs has executed and delivered to indie the applicable equity award termination agreement at or prior to the Closing, such RSU holder shall have the right to receive a portion of the Merger Consideration (if any) with respect to each share of Series C Preferred Stock underlying such RSU. Any other GEO equity awards outstanding at the closing will be cancelled, terminated, and extinguished without consideration.

The shares of Common Stock included in the Initial Stock Consideration and the Earnout Consideration issued in connection with the Merger to the GEO stockholders are expected to be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). indie has also agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register for resale the shares of indie Common Stock issued to the GEO stockholders in connection with the Merger. A portion of the Stock Consideration will be subject to a 6-month post-closing lock-up period pursuant to a registration rights and lock-up agreement to be entered into by and between indie and recipients of indie Common Stock at closing.

The Agreement also includes customary representations and warranties, as well as certain covenants, including, among other things, that: (i) GEO will conduct its business and operations in the ordinary course of business and in substantially the same manner as such business and operations have been conducted previously, and (ii) each party will use reasonable best efforts to ensure compliance with such party’s respective closing conditions in the Agreement.

The transaction has been approved by the Boards of Directors of both indie and GEO and is expected to close in the first quarter of 2023, subject to customary closing conditions.

The foregoing descriptions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is hereby incorporated into this report by reference. The Agreement governs the contractual rights between the parties in relation to the Merger. The Agreement has been filed as an exhibit hereto to provide investors with information regarding the terms of the Merger and is not intended to modify or supplement any factual disclosures about indie in its public reports filed with the SEC. In particular, the Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to indie.

The representations, warranties, and covenants contained in the Agreement have been made solely for the purposes of the Agreement and as of specific dates; were solely for the benefit of the parties to the Agreement; and are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Agreement, which disclosures are not reflected in the Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Agreement, stockholders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of indie. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in indie’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Merger, indie will issue at the closing and after the Earnout Period shares of Common Stock to the then existing stockholders of GEO with a value not to exceed $180 million. The exact number of shares to be issued will depend upon the market value of the Common Stock, the working capital and other adjustments to the Purchase Price set forth in the Agreement, and whether earnout conditions are achieved.

The additional information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the shares of Common Stock to the GEO stockholders in connection with the Merger is incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal and state securities laws. Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the transactions described in this Current Report on Form 8-K. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements in this Current Report on Form 8-K, which information set forth herein speaks only as of the date hereof. The Company does not undertake, and it expressly disclaims, any intention or obligation to update any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law. A list and description of risks, uncertainties and other factors that could cause or contribute to differences in the Company’s results can be found in its filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent filings. The Company qualifies all of its forward-looking statements by these cautionary statements.

Item 7.01 Regulation FD Disclosure

On February 9, 2023, indie issued a press release announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under this Item 7.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 9, 2023, by and among indie, GEO, Merger Sub and Shareholder Representative Services LLC , as Securityholders’ Agent.
99.1	Press Release, dated February 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

February 9, 2023	By:	/s/ Thomas Schiller
		Name:	Thomas Schiller
		Title:	Chief Financial Officer & EVP of Strategy (Principal Financial Officer)

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